UNITED STATES

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SCHEDULE 14A

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Cracker Barrel Old Country Store, Inc.

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On November 4, 2024, Cracker Barrel Old Country Store, Inc. (the “Company”) mailed the following letter to its shareholders. The letter was also posted by the Company to the campaign website at www.crackerbarrelshareholders.com (the “Campaign Website”).

Dear Fellow Shareholder, Cracker Barrel’s Annual Meeting of Shareholders is quickly approaching. We are writing to urge you to vote today on the WHITE card FOR ONLY Cracker Barrel’s 10 recommended nominees to your Board of Directors to: • Protect the value of your investment; • Continue the successful execution of our strategic transformation plan; and • Ensure Cracker Barrel remains a beloved and relevant restaurant brand for many years to come. We are asking for your vote because Sardar Biglari is pursuing yet another costly and distracting proxy contest – his seventh attempt in the past 13 years. We believe it is important to your investment to oppose Mr. Biglari because his plan is essentially to stop us from investing in the long-term growth of the business and to extract capital from Cracker Barrel. Mr. Biglari has run this playbook before, and we believe he risks destroying shareholder value at Cracker Barrel as he has at other restaurant brands. As we wrote to you before, and as we have laid out in our publicly filed investor presentation, Cracker Barrel has a refreshed Board of Directors, a new world-class CEO, Julie Masino, and a comprehensive strategic transformation plan to return the Company to industry leadership. This plan has the enthusiastic and unanimous support of our entire Board of Directors, including Jody Bilney, a director who was nominated by Mr. Biglari in 2022.

A vote “FOR ONLY” Cracker Barrel’s 10 recommended nominees is a vote to maintain the pace of change, and see through a data-driven, comprehensive plan to Return Cracker Barrel to Growth Protect Cracker Barrel’s strategic transformation Plan Cracker Barrel’s strategic transformation plan is grounded in a clear understanding of what guests love about Cracker Barrel, what we can do to further delight our existing guests, and how we can attract new ones. This understanding is derived from the comprehensive, data-driven analysis of the business that Ms. Masino made her first priority upon appointment as CEO. This analysis showed that Cracker Barrel is a very strong brand, but needs to be reinvigorated to regain market share and higher margins. In pursuit of this goal, the Company has developed and implemented a comprehensive strategy focused on refining the brand, optimizing the menu, evolving the store and guest experience, winning in digital and off-premise, and elevating the employee experience. The Company does NOT need a drastic financial turnaround; Cracker Barrel is profitable with significant customer traffic, but we must take – and are taking – steps to better meet the needs and wants of today’s consumer, build better tools and processes, and create a better store experience for our customers in order to usher in our next era of growth. We remain in the early stages of implementing our strategic transformation plan, but are already seeing the plan take hold. Our new menu items are resonating with guests, our optimized pricing initiatives are delivering strong flow-through and value perception scores, and our initial remodeled stores are seeing sales and traffic increases. We remain confident in our ability to reach our FY 2027 financial goals through the successful execution of our strategic transformation plan. We are committed to delivering sustainable value for all shareholders.

Mr. Biglari’s “Plan” Would Jeopardize our Progress and Destroy Value In stark contrast with our plan, we believe Mr. Biglari’s “plan” demonstrates an outdated understanding of the industry, our guests, our operations, and the work we have underway. We believe Mr. Biglari’s ideas would destroy shareholder value and jeopardize our window of opportunity to reinvigorate the Cracker Barrel brand and return to growth. But you don’t have to just take our word for it – look at Mr. Biglari’s track record to see what could happen to your Company under his leadership. His current proposals are a “copy-paste” of the cash-extraction playbook that hollowed out operations and alienated customers at other restaurant brands where Mr. Biglari has taken charge. Mr. Biglari’s “Plan” Would Jeopardize our Progress and Destroy Value We urge shareholders not to allow Mr. Biglari to use Cracker Barrel as his next piggy bank – and instead to allow the continued execution of our strategic transformation plan designed to deliver growth and value for years to come. • Mr. Biglari gained control of the business in 2008 through a proxy contest. By 2018, following a decade of Mr. Biglari’s control, Steak ‘n Shake was operating at a loss after multiple years of declining performance - traffic fell by 7% and same store sales fell 5.1% just that year. • Since 2018, average unit volumes have fallen by about 10%, system sales have fallen by 9.0% annually, revenue has fallen by 20.6% annually, and total restaurants have dropped by 144. • We believe losses were largely attributed to poor execution and outdated processes. • After almost bankrupting Steak n’ Shake, Biglari Holdings bailed out the company by paying $153 million. • Mr. Biglari then continued to cut costs, eliminating servers and investing $50 million in self-service kiosks, a decision criticized by Steak n’ Shake’s customers for creating negative impacts on service and the overall dining experience. • Customer sentiment indicates that Mr. Biglari’s approach compromised Steak n’ Shake’s standards. Steak ‘n Shake • Mr. Biglari was appointed as Chairman of the Board in 2006. He eventually acquired the 140-restaurant company in full. • In 2010, Western Sizzlin’ and Steak ‘n Shake merged, and as a result, Western Sizzlin’ shareholders inherited a five-year 14% subordinated debenture. • Starting in 2011, Mr. Biglari extracted $3.2 million in annual cash distributions from Western Sizzlin’, continuing into 2012. • By 2013, the brand’s struggles became evident. Operating income dropped over 75%, forcing Mr. Biglari to reduce the company’s annual cash distribution.1 • By June 2024, the original 140-unit restaurant chain had shrunk to just 33 units, destroying value and the company’s long-term viability.

Michael Goodwin Will Make a Great Director and Give Mr. Biglari Significant Representation. We believe that one of Mr. Biglari’s nominees, Michael Goodwin, will make an outstanding director of Cracker Barrel and we are taking the unprecedented step of voluntarily asking our shareholders to vote for him. If Mr. Goodwin is elected, he will be the second Biglarinominated director on our Board, joining fellow Biglari nominee, Jody Bilney. We believe that having two Biglari nominees out of 10 directors is significant representation for Mr. Biglari given his less than 10% ownership stake in our company. In Contrast, We Believe Milena Alberti-Perez Would NOT Be a Strong Director While we are recommending Michael Goodwin for election, we believe that the election of Mr. Biglari or his other nominee, Milena Alberti-Perez, would be value-destructive. Members of the Board thoughtfully interviewed Ms. Alberti-Perez and found that her financial skills are inferior to those of two of our current Board members, Carl Berquist (former CFO of Marriott International) and John Garratt (former CFO of Dollar General). Ms. Alberti-Perez spent her entire career in the publishing industry, which is irrelevant to Cracker Barrel and our strategic transformation, and she lacks any management or Board experience in restaurant, hospitality, retail, or multi-unit consumer brands. Furthermore, at her director interview she exhibited no understanding of Cracker Barrel or its business – admitting that she had done no research on the Company and had never even visited a Cracker Barrel, either as a customer or in preparation for her interview. We believe that replacing any of Cracker Barrel’s recommended nominees with Mr. Biglari or Ms. Alberti-Perez would deprive the Company of important skills and expertise and risk derailing our progress during this critical time for the business. We believe the following 10 nominees have superior qualifications to build the value of your investment in Cracker Barrel: CARL BERQUIST JODY BILNEY GILBERT DÁVILA JOHN GARRATT MEG CROFTON MICHAEL GOODWIN DARRYL “CHIP” WADE CHERYL HENRY JULIE MASINO GISEL RUIZ We urge you to vote the WHITE PROXY CARD “FOR ONLY” Cracker Barrel’s 10 recommended nominees – Carl Berquist, Jody Bilney, Meg Crofton, Gilbert Dávila, John Garratt, Michael Goodwin, Cheryl Henry, Julie Masino, Gisel Ruiz, and Darryl “Chip” Wade. Your Board and leadership team are acting with urgency to deliver for ALL shareholders, and usher in a new era of growth and value creation at Cracker Barrel. Don’t let Sardar Biglari jeopardize this momentum. We appreciate your continued support, THE CRACKER BARREL BOARD OF DIRECTORS

WE URGE YOU TO VOTE THE WHITE CARD TODAY "FOR ONLY" CRACKER BARREL'S 10 RECOMMENDED NOMINEES

A Vote on the WHITE Card Protects the Value of Your Investment, and is a Vote FOR the Future of Cracker Barrel

1. Source: Public filings and company website as of October 2024.

Forward-Looking Statements

Except for specific historical information, certain of the matters discussed in this communication may express or imply projections of items such as revenues or expenditures, statements of plans and objectives or future operations or statements of future economic performance. These and similar statements regarding events or results that Cracker Barrel Old Country Store, Inc. ("Cracker Barrel" or the "Company") expects will or may occur in the future are forward-looking statements concerning matters that involve risks, uncertainties and other factors which may cause the actual results and performance of the Company to differ materially from those expressed or implied by such forward-looking statements. All forward-looking information is provided pursuant to the safe harbor established under the Private Securities Litigation Reform Act of 1995 and should be evaluated in the context of these risks, uncertainties and other factors. Forward-looking statements generally can be identified by the use of forward-looking terminology such as "trends," "assumptions," "target," "guidance," "outlook," "opportunity," "future," "plans," "goals," "objectives," "expectations," "near-term," "long-term," "projection," "may," "will," "would," "could," "expect," "intend," "estimate," "anticipate," "believe," "potential," "regular," "should," "projects," "forecasts," or "continue" (or the negative or other derivatives of each of these terms) or similar terminology.

The Company believes that the assumptions underlying any forward-looking statements are reasonable; however, any of the assumptions could be inaccurate, and therefore, actual results may differ materially from those projected in or implied by the forward-looking statements. In addition to the risks of ordinary business operations, factors and risks that may result in actual results differing from this forward-looking information include, but are not limited to risks and uncertainties associated with inflationary conditions with respect to the price of commodities, ingredients, transportation, distribution and labor; disruptions to the Company's restaurant or retail supply chain; the Company's ability to manage retail inventory and merchandise mix; the Company's ability to sustain or the effects of plans intended to improve operational or marketing execution and performance, including the Company's strategic transformation plan; the effects of increased competition at the Company's locations on sales and on labor recruiting, cost, and retention; consumer behavior based on negative publicity or changes in consumer health or dietary trends or safety aspects of the Company's food or products or those of the restaurant industry in general, including concerns about outbreaks of infectious disease; the effects of the Company's indebtedness and associated restrictions on the Company's financial and operating flexibility and ability to execute or pursue its operating plans and objectives; changes in interest rates, increases in borrowed capital or capital market conditions affecting the Company's financing costs and ability to refinance its indebtedness, in whole or in part; the Company's reliance on a single distribution facility and certain significant vendors, particularly for foreign-sourced retail products; information technology disruptions and data privacy and information security breaches, whether as a result of infrastructure failures, employee or vendor errors or actions of third parties; the Company's compliance with privacy and data protection laws; changes in or implementation of additional governmental or regulatory rules, regulations and interpretations affecting tax, health and safety, animal welfare, pensions, insurance or other undeterminable areas; the actual results of pending, future or threatened litigation or governmental investigations; the Company's ability to manage the impact of negative social media attention and the costs and effects of negative publicity; the impact of activist shareholders; the Company's ability to achieve aspirations, goals and projections related to its environmental, social and governance initiatives; the Company's ability to enter successfully into new geographic markets that may be less familiar to it; changes in land, building materials and construction costs; the availability and cost of suitable sites for restaurant development and the Company's ability to identify those sites; the Company's ability to retain key personnel; the ability of and cost to the Company to recruit, train, and retain qualified hourly and management employees; uncertain performance of acquired businesses, strategic investments and other initiatives that the Company may pursue from time to time; the effects of business trends on the outlook for individual restaurant locations and the effect on the carrying value of those locations; general or regional economic weakness, business and societal conditions and the weather impact on sales and customer travel; discretionary income or personal expenditure activity of the Company's customers; implementation of new or changes in interpretation of existing accounting principles generally accepted in the United States of America ("GAAP"); and other factors described from time to time in the Company's filings with the Securities and Exchange Commission (the "SEC"), press releases, and other communications. Any forward-looking statement made by the Company herein, or elsewhere, speaks only as of the date on which made. The Company expressly disclaims any intent, obligation or undertaking to update or revise any forward-looking statements made herein to reflect any change in the Company's expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

Important Additional Information and Where to Find It

On October 9, 2024, Cracker Barrel filed a definitive proxy statement on Schedule 14A (the "Proxy Statement") and an accompanying WHITE proxy card in connection with the solicitation of proxies for the 2024 Annual Meeting of Cracker Barrel shareholders (the "Annual Meeting"). INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain copies of these documents and other documents filed with the SEC by Cracker Barrel for no charge at the SEC's website at www.sec.gov. Copies will also be available at no charge in the Investors section of Cracker Barrel's corporate website at www.crackerbarrel.com.

Participants

Cracker Barrel, its directors and its executive officers will be participants in the solicitation of proxies from Cracker Barrel shareholders in connection with the matters to be considered at the Annual Meeting. Information regarding the names of Cracker Barrel's directors and executive officers and certain other individuals and their respective interests in Cracker Barrel by security holdings or otherwise is set forth in the Proxy Statement. To the extent holdings of such participants in Cracker Barrel's securities have changed since the amounts described in the Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3, Statements of Change in Ownership on Forms 4 or Annual Statement of Changes in Beneficial Ownership of Securities on Forms 5 filed with the SEC. Copies of these documents are or will be available at no charge and may be obtained as described in the preceding paragraph.

YOUR VOTE IS IMPORTANT Whether or not you plan to virtually attend the Annual Meeting, please take a few minutes now to vote by Internet or by telephone by following the instructions on the WHITE proxy card, or to sign, date and return the enclosed WHITE proxy card in the enclosed postage-paid envelope provided. If you are a beneficial owner or you hold your shares in “street name,” please follow the voting instructions provided by your bank, broker or other nominee. Regardless of the number of Company shares you own, your presence by proxy is helpful to establish a quorum and your vote is important. OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR ONLY” EACH OF CRACKER BARREL’S 10 RECOMMENDED NOMINEES ON THE ENCLOSED WHITE PROXY CARD.

On November 4, 2024, the Company issued the following press release. The press release was also posted by the Company to the Campaign Website.

Cracker Barrel Old Country Store® Issues Open Letter to Shareholders Urges Shareholders to Vote the WHITE Card Today “For Only” Cracker Barrel’s 10 Recommended Nominees Visit CrackerBarrelShareholders.com for More Information LEBANON, Tenn. – November 4, 2024 – The Cracker Barrel Old Country Store, Inc. (Nasdaq: CBRL) Board of Directors (the “Board”) today mailed a letter to the Company’s shareholders in connection with the upcoming Annual Meeting of Shareholders (the “Annual Meeting”) to be held on November 21, 2024. Shareholders of record as of September 27, 2024 will be entitled to vote at the meeting. The letter and other important information related to the Annual Meeting can be found at CrackerBarrelShareholders.com. The letter reiterates the actions the Board has taken to deliver sustainable value for all shareholders, including overseeing the ongoing execution of the Company’s data-driven, comprehensive strategic transformation plan. This stands in stark contrast with the proposals of Sardar Biglari, whose plan is essentially to stop investing in the long-term growth of the business and to extract capital from Cracker Barrel. The Company urges shareholders to protect the value of their investment and allow Cracker Barrel to return to growth by rejecting the candidacy of Mr. Biglari and Ms. Milena Alberti-Perez. The Board urges shareholders to vote the white card today “FOR ONLY” Cracker Barrel’s 10 recommended nominees. The full text of the letter follows: Dear Fellow Shareholder, Cracker Barrel’s Annual Meeting of Shareholders is quickly approaching. We are writing to urge you to vote today on the WHITE card FOR ONLY Cracker Barrel’s 10 recommended nominees to your Board of Directors to: • Protect the value of your investment; • Continue the successful execution of our strategic transformation plan; and • Ensure Cracker Barrel remains a beloved and relevant restaurant brand for many years to come. We are asking for your vote because Sardar Biglari is pursuing yet another costly and distracting proxy contest – his seventh attempt in the past 13 years. We believe it is important to your investment to oppose Mr. Biglari because his plan is essentially to stop us from investing in the long-term growth of the business and to extract capital from Cracker Barrel. Mr. Biglari has run this playbook before, and we believe he risks destroying shareholder value at Cracker Barrel as he has at other restaurant brands. As we wrote to you before, and as we have laid out in our publicly filed investor presentation, Cracker Barrel has a refreshed Board of Directors, a new world-class CEO, Julie Masino, and a comprehensive strategic transformation plan to return the Company to industry leadership. This plan has the enthusiastic and unanimous support of our entire Board of Directors, including Jody Bilney, a director who was nominated by Mr. Biglari in 2022.

A vote “FOR ONLY” Cracker Barrel’s 10 recommended nominees is a vote to maintain the pace of change, and see through a data-driven, comprehensive plan to return Cracker Barrel to growth. Protect Cracker Barrel’s Strategic Transformation Plan Cracker Barrel’s strategic transformation plan is grounded in a clear understanding of what guests love about Cracker Barrel, what we can do to further delight our existing guests, and how we can attract new ones. This understanding is derived from the comprehensive, data-driven analysis of the business that Ms. Masino made her first priority upon appointment as CEO. This analysis showed that Cracker Barrel is a very strong brand, but needs to be reinvigorated to regain market share and higher margins. In pursuit of this goal, the Company has developed and implemented a comprehensive strategy focused on refining the brand, optimizing the menu, evolving the store and guest experience, winning in digital and off-premise, and elevating the employee experience. The Company does NOT need a drastic financial turnaround; Cracker Barrel is profitable with significant customer traffic, but we must take – and are taking – steps to better meet the needs and wants of today’s consumer, build better tools and processes, and create a better store experience for our customers in order to usher in our next era of growth. We remain in the early stages of implementing our strategic transformation plan, but are already seeing the plan take hold. Our new menu items are resonating with guests, our optimized pricing initiatives are delivering strong flow-through and value perception scores, and our initial remodeled stores are seeing sales and traffic increases. We remain confident in our ability to reach our FY 2027 financial goals through the successful execution of our strategic transformation plan. We are committed to delivering sustainable value for all shareholders. Mr. Biglari’s “Plan” Would Jeopardize our Progress and Destroy Value In stark contrast with our plan, we believe Mr. Biglari’s “plan” demonstrates an outdated understanding of the industry, our guests, our operations, and the work we have underway. We believe Mr. Biglari’s ideas would destroy shareholder value and jeopardize our window of opportunity to reinvigorate the Cracker Barrel brand and return to growth. But you don’t have to just take our word for it – look at Mr. Biglari’s track record to see what could happen to your Company under his leadership. His current proposals are a “copy-paste” of the cash-extraction playbook that hollowed out operations and alienated customers at other restaurant brands where Mr. Biglari has taken charge. Steak ‘n Shake • Mr. Biglari gained control of the business in 2008 through a proxy contest. By 2018, following a decade of Mr. Biglari’s control, Steak ‘n Shake was operating at a loss after multiple years of declining performance - traffic fell by 7% and same store sales fell 5.1% just that year. • Since 2018, average unit volumes have fallen by about 10%, system sales have fallen by 9.0% annually, revenue has fallen by 20.6% annually, and total restaurants have dropped by 144. • We believe losses were largely attributed to poor execution and outdated processes. • After almost bankrupting Steak n’ Shake, Biglari Holdings bailed out the company by paying $153 million.

Mr. Biglari then continued to cut costs, eliminating servers and investing $50 million in self-service kiosks, a decision criticized by Steak n’ Shake’s customers for creating negative impacts on service and the overall dining experience. • Customer sentiment indicates that Mr. Biglari’s approach compromised Steak n’ Shake’s standards. Western Sizzlin’ • Mr. Biglari was appointed as Chairman of the Board in 2006. He eventually acquired the 140-restaurant company in full. • In 2010, Western Sizzlin’ and Steak ‘n Shake merged, and as a result, Western Sizzlin’ shareholders inherited a five-year 14% subordinated debenture. • Starting in 2011, Mr. Biglari extracted $3.2 million in annual cash distributions from Western Sizzlin’, continuing into 2012. • By 2013, the brand’s struggles became evident. Operating income dropped over 75%, forcing Mr. Biglari to reduce the company’s annual cash distribution.1 • By June 2024, the original 140-unit restaurant chain had shrunk to just 33 units, destroying value and the company’s long-term viability. We urge shareholders not to allow Mr. Biglari to use Cracker Barrel as his next piggy bank – and instead to allow the continued execution of our strategic transformation plan designed to deliver growth and value for years to come. Michael Goodwin Will Make a Great Director and Give Mr. Biglari Significant Representation. We believe that one of Mr. Biglari’s nominees, Michael Goodwin, will make an outstanding director of Cracker Barrel and we are taking the unprecedented step of voluntarily asking our shareholders to vote for him. If Mr. Goodwin is elected, he will be the second Biglari-nominated director on our Board, joining fellow Biglari nominee, Jody Bilney. We believe that having two Biglari nominees out of ten directors is significant representation for Mr. Biglari given his less than 10% ownership stake in our company. In Contrast, We Believe Milena Alberti-Perez Would NOT Be a Strong Director While we are recommending Michael Goodwin for election, we believe that the election of Mr. Biglari or his other nominee, Milena Alberti-Perez, would be value-destructive. Members of the Board thoughtfully interviewed Ms. Alberti-Perez and found that her financial skills are inferior to those of two of our current Board members, Carl Berquist (former CFO of Marriott International) and John Garratt (former CFO of Dollar General). Ms. Alberti-Perez spent her entire career in the publishing industry, which is irrelevant to Cracker Barrel and our strategic transformation, and she lacks any management or Board experience in restaurant, hospitality, retail, or multi-unit consumer brands. Furthermore, at her director interview she exhibited no understanding of Cracker Barrel or its business – admitting that she had done no research on the Company and had never even visited a Cracker Barrel, either as a customer or in preparation for her interview. 1 Source: Public filings and company website as of October 2024.

We believe that replacing any of Cracker Barrel's recommended nominees with Mr. Biglari or Ms. Alberti-Perez would deprive the Company of important skills and expertise and risk derailing our progress during this critical time for the business. We believe the following 10 nominees have superior qualifications to build the value of your investment in Cracker Barrel:

✓ **Carl Berquist**	✓ **Michael Goodwin**
✓ **Jody Bilney**	✓ **Cheryl Henry**
✓ **Meg Crofton**	✓ **Julie Masino**
✓ **Gilbert Dávila**	✓ **Gisel Ruiz**
✓ **John Garratt**	✓ **Darryl "Chip" Wade**

We urge you to vote the WHITE PROXY CARD <u>FOR ONLY</u> Cracker Barrel's 10 recommended nominees – Carl Berquist, Jody Bilney, Meg Crofton, Gilbert Dávila, John Garratt, Michael Goodwin, Cheryl Henry, Julie Masino, Gisel Ruiz, and Darryl "Chip" Wade.

Your Board and leadership team are acting with urgency to deliver for ALL shareholders, and usher in a new era of growth and value creation at Cracker Barrel. Don't let Sardar Biglari jeopardize this momentum.

We appreciate your continued support,
The Cracker Barrel Board of Directors

<u>WE URGE YOU TO VOTE THE WHITE CARD TODAY "FOR ONLY"</u>
<u>CRACKER BARREL'S 10 RECOMMENDED NOMINEES</u>

<u>A Vote on the WHITE Card Protects the Value of Your Investment,</u>
<u>and is a Vote FOR the Future of Cracker Barrel</u>

YOUR VOTE IS IMPORTANT. Whether or not you plan to virtually attend the Annual Meeting, please take a few minutes now to vote by Internet or by telephone by following the instructions on the WHITE proxy card, or to sign, date and return the enclosed WHITE proxy card in the enclosed postage-paid envelope provided. If you are a beneficial owner or you hold your shares in "street name," please follow the voting instructions provided by your bank, broker or other nominee. Regardless of the number of Company shares you own, your presence by proxy is helpful to establish a quorum and your vote is important.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "<u>FOR ONLY</u>" EACH OF CRACKER BARREL'S 10 RECOMMENDED NOMINEES ON THE ENCLOSED WHITE PROXY CARD.

If you have any questions or require any assistance with voting your shares, please call the Company's proxy solicitor:
OKAPI PARTNERS LLC
1212 Avenue of the Americas, 17th Floor
New York, NY 10036
Banks and Brokerage Firms, Please Call: (212) 297-0720
Shareholders and All Others Call Toll-Free: (855) 208-8902
Email: info@okapipartners.com

Forward-Looking Statements Except for specific historical information, certain of the matters discussed in this communication may express or imply projections of items such as revenues or expenditures, statements of plans and objectives or future operations or statements of future economic performance. These and similar statements regarding events or results that Cracker Barrel Old Country Store, Inc. (“Cracker Barrel” or the “Company”) expects will or may occur in the future are forward-looking statements concerning matters that involve risks, uncertainties and other factors which may cause the actual results and performance of the Company to differ materially from those expressed or implied by such forward-looking statements. All forward-looking information is provided pursuant to the safe harbor established under the Private Securities Litigation Reform Act of 1995 and should be evaluated in the context of these risks, uncertainties and other factors. Forward-looking statements generally can be identified by the use of forward-looking terminology such as "trends," "assumptions," "target," "guidance," "outlook," "opportunity," "future," "plans," "goals," "objectives," "expectations," "near-term," "long-term," "projection," "may," "will," "would," "could," "expect," "intend," "estimate," "anticipate," "believe," "potential," "regular," "should," "projects," "forecasts," or "continue" (or the negative or other derivatives of each of these terms) or similar terminology. The Company believes that the assumptions underlying any forward-looking statements are reasonable; however, any of the assumptions could be inaccurate, and therefore, actual results may differ materially from those projected in or implied by the forward-looking statements. In addition to the risks of ordinary business operations, factors and risks that may result in actual results differing from this forward-looking information include, but are not limited to risks and uncertainties associated with inflationary conditions with respect to the price of commodities, ingredients, transportation, distribution and labor; disruptions to the Company’s restaurant or retail supply chain; the Company’s ability to manage retail inventory and merchandise mix; the Company’s ability to sustain or the effects of plans intended to improve operational or marketing execution and performance, including the Company’s strategic transformation plan; the effects of increased competition at the Company’s locations on sales and on labor recruiting, cost, and retention; consumer behavior based on negative publicity or changes in consumer health or dietary trends or safety aspects of the Company’s food or products or those of the restaurant industry in general, including concerns about outbreaks of infectious disease; the effects of the Company’s indebtedness and associated restrictions on the Company’s financial and operating flexibility and ability to execute or pursue its operating plans and objectives; changes in interest rates, increases in borrowed capital or capital market conditions affecting the Company’s financing costs and ability to refinance its indebtedness, in whole or in part; the Company’s reliance on a single distribution facility and certain significant vendors, particularly for foreign-sourced retail products; information technology disruptions and data privacy and information security breaches, whether as a result of infrastructure failures, employee or vendor errors or actions of third parties; the Company’s compliance with privacy and data protection laws; changes in or implementation of additional governmental or regulatory rules, regulations and interpretations affecting tax, health and safety, animal welfare, pensions, insurance or other undeterminable areas; the actual results of pending, future or threatened litigation or governmental investigations; the Company’s ability to manage the impact of negative social media attention and the costs and effects of negative publicity; the impact of activist shareholders; the Company’s ability to achieve aspirations, goals and projections related to its environmental, social and governance initiatives; the Company’s ability to enter successfully into new geographic markets that may be less familiar to it; changes in land, building materials and construction costs; the availability and cost of suitable sites for restaurant development and the Company’s ability to identify those sites; the Company’s ability to retain key personnel; the ability of and cost to the Company to recruit, train, and retain qualified hourly and management employees; uncertain performance of acquired businesses, strategic investments and other initiatives that the Company may pursue from time to time; the effects of business trends on the outlook for individual restaurant locations and the effect on the carrying value of those locations; general or regional economic weakness, business and societal conditions and the weather impact on sales and customer travel; discretionary income or personal expenditure activity of the Company’s customers; implementation of new or changes in interpretation of existing accounting principles generally accepted in the United States of America ("GAAP"); and other factors described from time to time in the Company’s filings with the Securities and Exchange Commission (the “SEC”), press releases, and other communications. Any forward-looking statement made by the Company herein, or elsewhere, speaks only as of the date on which made. The Company expressly disclaims any intent, obligation or undertaking to update or revise any forward-looking statements made herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based. Important Additional Information and Where to Find It On October 9, 2024, Cracker Barrel filed a definitive proxy statement on Schedule 14A (the “Proxy Statement”) and an accompanying WHITE proxy card in connection with the solicitation of proxies for the 2024 Annual Meeting of Cracker Barrel shareholders (the “Annual Meeting”). INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain copies of these documents and other documents filed with the SEC by Cracker Barrel for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge in the Investors section of Cracker Barrel’s corporate website at www.crackerbarrel.com. Participants Cracker Barrel, its directors and its executive officers will be participants in the solicitation of proxies from Cracker Barrel shareholders in connection with the matters to be considered at the Annual Meeting. Information regarding the names of Cracker Barrel’s directors and executive officers and certain other individuals and their respective interests in Cracker Barrel by security holdings or otherwise is set forth in the Proxy Statement. To the extent holdings of such participants in Cracker Barrel's securities have changed since the amounts described in the Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3, Statements of Change in Ownership on Forms 4 or Annual Statement of Changes in Beneficial Ownership of Securities on Forms 5 filed with the SEC. Copies of these documents are or will be available at no charge and may be obtained as described in the preceding paragraph. About Cracker Barrel Old Country Store® Cracker Barrel Old Country Store, Inc. (Nasdaq: CBRL) is on a mission to bring craveable, delicious homestyle food and unique retail products to all guests while serving up memorable, distinctive experiences that make everyone feel welcome. Established in 1969 in Lebanon, Tenn., Cracker Barrel and its affiliates operate approximately 660 company-owned Cracker Barrel Old Country Store® locations in 44 states and own the fast-casual Maple Street Biscuit Company. For more information about the company, visit www.crackerbarrel.com. CBRL-F Investor Contact: Adam Hanan

(615) 443-9887 Okapi Partners LLC (855) 208-8902 Media Contact: Heidi Pearce (615) 235-4135 Leigh Parrish, Tim Lynch Joele Frank, Wilkinson Brimmer Katcher (212) 355-4449

On November 4, 2024, the Company updated the Campaign Website. A copy of the updated website content (other than that previously filed or filed herewith) can be found below.

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Forward-Looking Statements

Except for specific historical information, certain of the matters discussed in this filing may express or imply projections of items such as revenues or expenditures, statements of plans and objectives or future operations or statements of future economic performance. These and similar statements regarding events or results that Cracker Barrel Old Country Store, Inc. (“Cracker Barrel” or the “Company”) expects will or may occur in the future are forward-looking statements concerning matters that involve risks, uncertainties and other factors which may cause the actual results and performance of the Company to differ materially from those expressed or implied by such forward-looking statements. All forward-looking information is provided pursuant to the safe harbor established under the Private Securities Litigation Reform Act of 1995 and should be evaluated in the context of these risks, uncertainties and other factors. Forward-looking statements generally can be identified by the use of forward-looking terminology such as "trends," "assumptions," "target," "guidance," "outlook," "opportunity," "future," "plans," "goals," "objectives," "expectations," "near-term," "long-term," "projection," "may," "will," "would," "could," "expect," "intend," "estimate," "anticipate," "believe," "potential," "regular," "should," "projects," "forecasts," or "continue" (or the negative or other derivatives of each of these terms) or similar terminology.

The Company believes that the assumptions underlying any forward-looking statements are reasonable; however, any of the assumptions could be inaccurate, and therefore, actual results may differ materially from those projected in or implied by the forward-looking statements. In addition to the risks of ordinary business operations, factors and risks that may result in actual results differing from this forward-looking information include, but are not limited to risks and uncertainties associated with inflationary conditions with respect to the price of commodities, ingredients, transportation, distribution and labor; disruptions to the Company’s restaurant or retail supply chain; the Company’s ability to manage retail inventory and merchandise mix; the Company’s ability to sustain or the effects of plans intended to improve operational or marketing execution and performance, including the Company’s strategic transformation plan; the effects of increased competition at the Company’s locations on sales and on labor recruiting, cost, and retention; consumer behavior based on negative publicity or changes in consumer health or dietary trends or safety aspects of the Company’s food or products or those of the restaurant industry in general, including concerns about outbreaks of infectious disease; the effects of the Company’s indebtedness and associated restrictions on the Company’s financial and operating flexibility and ability to execute or pursue its operating plans and objectives; changes in interest rates, increases in borrowed capital or capital market conditions affecting the Company’s financing costs and ability to refinance its indebtedness, in whole or in part; the Company’s reliance on a single distribution facility and certain significant vendors, particularly for foreign-sourced retail products; information technology disruptions and data privacy and information security breaches, whether as a result of infrastructure failures, employee or vendor errors or actions of third parties; the Company’s compliance with privacy and data protection laws; changes in or implementation of additional governmental or regulatory rules, regulations and interpretations affecting tax, health and safety, animal welfare, pensions, insurance or other undeterminable areas; the actual results of pending, future or threatened litigation or governmental investigations; the Company’s ability to manage the impact of negative social media attention and the costs and effects of negative publicity; the impact of activist shareholders; the Company’s ability to achieve aspirations, goals and projections related to its environmental, social and governance initiatives; the Company’s ability to enter successfully into new geographic markets that may be less familiar to it; changes in land, building materials and construction costs; the availability and cost of suitable sites for restaurant development and the Company’s ability to identify those sites; the Company’s ability to retain key personnel; the ability of and cost to the Company to recruit, train, and retain qualified hourly and management employees; uncertain performance of acquired businesses, strategic investments and other initiatives that the Company may pursue from time to time; the effects of business trends on the outlook for individual restaurant locations and the effect on the carrying value of those locations; general or regional economic weakness, business and societal conditions and the weather impact on sales and customer travel; discretionary income or personal expenditure activity of the Company’s customers; implementation of new or changes in interpretation of existing accounting principles generally accepted in the United States of America ("GAAP"); and other factors described from time to time in the Company’s filings with the Securities and Exchange Commission (the “SEC”), press releases, and other communications. Any forward-looking statement made by the Company herein, or elsewhere, speaks only as of the date on which made. The Company expressly disclaims any intent, obligation or undertaking to update or revise any forward-looking statements made herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

Important Additional Information and Where to Find It

On October 9, 2024, Cracker Barrel filed a definitive proxy statement on Schedule 14A (the “Proxy Statement”) and an accompanying WHITE proxy card in connection with the solicitation of proxies for the 2024 Annual Meeting of Cracker Barrel shareholders (the “Annual Meeting”). INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain copies of these documents and other documents filed with the SEC by Cracker Barrel for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge in the Investors section of Cracker Barrel’s corporate website at www. crackerbarrel.com.

Participants in the Solicitation

Cracker Barrel, its directors and its executive officers will be participants in the solicitation of proxies from Cracker Barrel shareholders in connection with the matters to be considered at the Annual Meeting. Information regarding the names of Cracker Barrel’s directors and executive officers and certain other individuals and their respective interests in Cracker Barrel by security holdings or otherwise is set forth in the Proxy Statement. To the extent holdings of such participants in Cracker Barrel’s securities have changed since the amounts described in the Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3, Statements of Change in Ownership on Forms 4 or Annual Statement of Changes in Beneficial Ownership of Securities on Forms 5 filed with the SEC. Copies of these documents are or will be available at no charge and may be obtained as described in the preceding paragraph.